ADVANCED SERIES TRUST

AST Western Asset Emerging Markets Debt Portfolio

Supplement dated June 22, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Western Asset Emerging Markets Debt Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

Revision to Portfolio Fees and Expenses

The Summary Prospectus for the Portfolio is revised as follows, effective July 1, 2020:

I.The following table hereby replaces the "Annual Portfolio Operating Expenses" table in the "PORTFOLIO FEES AND EXPENSES" section of the Summary Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fees	0.68%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.17%
=Total Annual Portfolio Operating Expenses	1.10%
-Fee Waiver and/or Expense Reimbursement	(0.03)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	1.07%
Reimbursement(1)

*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio's Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented during the most recently completed fiscal year and after the end of the most recent fiscal year.

(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust's Statement of Additional Information) do not exceed 1.07% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

II.The following table hereby replaces the "EXAMPLE" table in the "PORTFOLIO FEES AND EXPENSES" section of the Summary Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST Western Asset Emerging Markets	$109	$347	$603	$1,338
Debt

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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